DELAWARE VIP® TRUST (the “Trust”)

Delaware VIP International Value Equity Series

Supplement to the Delaware VIP International Value Equity Series' Standard Class and Service Class
Summary and Statutory Prospectuses dated April 29, 2020 (the “Prospectuses”)

On Aug. 12, 2020, the Board of Trustees of the Trust approved a proposal to reorganize Delaware VIP International Value Equity Series (the “Acquired Series”) with and into Delaware VIP International Series (the “Acquiring Series”), both a series of the Trust (the “Reorganization”).

The Reorganization is now expected to take place in December 2020.

As noted in the supplement dated Sept. 10, 2020, effective one week before the Reorganization, the Acquired Series will be closed to new investors. The Acquired Series’ shareholders will receive a prospectus/information statement providing them with information about the Reorganization and the Acquiring Series. The Acquired Series will continue to accept purchases (including reinvested dividends and capital gains) from existing shareholders until one week before the Reorganization.

PLEASE REVIEW THE PROSPECTUS/INFORMATION STATEMENT FOR MORE INFORMATION ABOUT THE ACQUIRING SERIES AND THE REORGANIZATION.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the mutual funds.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The mutual funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated October 7, 2020.